AMENDMENT NO. 1 TO ASSET PURCHASE AGREEMENT

THIS AMENDMENT AGREEMENT is made effective as at the 13th day of July, 2010.

BETWEEN:

SEABRIDGE GOLD CORPORATION
(“Seabridge”)

and

PACIFIC INTERMOUNTAIN GOLD CORPORATION
(“PIGC”)

and

SEABRIDGE GOLD INC.
(“SEA”)

and

CONSTITUTION MINING CORP.

(the “Purchaser”)

WHEREAS:

A.	Seabridge, PIGC, SEA and the Purchaser (the “Parties”) entered into an asset purchase agreement dated April 1, 2010 (the “APA”);

B.	The Parties wish to amend the APA to make such amendments as are set forth herein.

NOW THEREFORE in consideration of the mutual premises and the covenants and agreements hereinafter contained, the receipt and sufficiency of which is hereby acknowledged, the Parties covenant and agree as follows:

1.             Payment of BLM Fees Amount – As consideration for the amendment to the APA set forth in Section 2(a) of this Amendment Agreement, the Purchaser agrees to:

(a)
pay to SEA, immediately upon execution of this Agreement, by wire transfer, US$302,260 (the "BLM Fees Amount"), being the amount of the BLM fees in respect of the Mineral Properties (as defined in the APA) that are scheduled by SEA to be paid in July of 2010 (the "BLM Fees"); and

(b)
reimburse SEA, Seabridge or PIGC, as applicable, for all costs ("Additional Holding Costs") of maintaining the interests of SEA, Seabridge and PIGC, as applicable, in the Mineral Properties, including all payments required to be made by SEA, Seabridge or PIGC under the Contracts, that are paid by SEA, Seabridge or PIGC during the period commencing on the effective date of this Amendment Agreement and ending on the Closing Date, by paying to SEA an amount equal to such costs within five business days of delivery to the Purchaser by SEA of evidence of payment thereof by SEA, Seabridge or PIGC, as applicable.

The Parties agree that:

1.	SEA shall not make use of the BLM Fees Amount other than to make payment of the BLM Fees;

2.
the BLM Fees Amount shall not be credited against the Purchase Price (as defined in the APA), except that, the portion of the BLM Fees Amount, if any, not expended for payment of the BLM Fees as at the Closing Date (as defined in the APA) shall be credited against the Purchase Price payable pursuant to Section 2.2(b) of the APA;

3.	the BLM Fees shall not be refundable in the event that the completion and sale of the Assets (as defined in the APA) contemplated by the APA is not completed;

4.
if SEA has not received the wire transfer of the BLM Fees Amount referred to above at or before 5:00 p.m. Toronto time on July 16, 2010, SEA shall thereafter have the right to terminate, by written notice to the Purchaser and without any action on the part of the Purchaser, the amendment to the APA set forth in Section 2(a) of this Amendment Agreement, and, upon the giving of such written notice, Section 2(a) of this Amendment Agreement shall be null and void and of no further force and effect and Sections 7.1(b)(ii) and 7.1(c)(ii) of the APA shall be restored to their original construction;

5.	amounts paid to SEA by the Purchaser as reimbursement of Additional Holding Costs shall not be credited against the Purchase Price;

6.
amounts paid to SEA by the Purchaser as reimbursement of Additional Holding Costs shall not be refundable in the event that the completion and sale of the Assets contemplated by the APA is not completed; and

7.
if SEA has not been reimbursed by the Purchaser for any Additional Holding Costs within five business days of delivery to the Purchaser by SEA of evidence of payment thereof by SEA, Seabridge or PIGC, as applicable, SEA shall thereafter have the right to terminate, by written notice to the Purchaser and without any action on the part of the Purchaser, the amendment to the APA set forth in Section 2(a) of this Amendment Agreement, and, upon the giving of such written notice, Section 2(a) of this Amendment Agreement shall be null and void and of no further force and effect and Sections 7.1(b)(ii) and 7.1(c)(ii) of the APA shall be restored to their original construction.

2.          Amendment – The parties hereby agree that the APA shall be amended as follows:

(a)	The date “June 20, 2010” included in Sections 7.1(b)(ii) and 7.1(c)(ii) of the APA is hereby deleted and replaced with “September 30, 2010”.

(b)	Schedule A to the APA is hereby deleted in its entirety and replaced with the following:

SCHEDULE A

LEASEHOLD PROPERTIES

County	Project	# of Claims	Operator	Owner(s)	Notes:	County
Nevada:						Nevada:
CHURCHILL	ARON (Aron & Windmill claims)	20	SEABRIDGE	RENEGADE (10) + EM CRIST(10)	Lease from Renegade Exploration Inc.	CHURCHILL
ELKO	MOUNT WILSON (W.C. claims)	8	PIGCO	MARGRAF et al	Lease from Margraf et al	ELKO
NYE	RAYS (RAYS & SAM claims)	25	PIGCO	DK JENNINGS	Lease from Jennings et al	NYE
NYE	CLIFFORD (COUGAR & TERRY claims)	4	PIGCO	AJ CLIFFORD et al	Lease from Boscovich and Clifford et al	NYE
NYE	HANNAPAH (DODGE & LORIE claims)	8 [Note: see #6 at Schedule C]	PIGCO	BC DUTCHER	Lease from Dutcher	NYE
NYE	McCANN (RUBY claim)	1	PIGCO	L BOSCOVICH + BOTTOM FAMILY TRUST	Lease from Bottom Family trust	NYE
NYE	MERGER (RUBY claims)	3	PIGCO	B&M BOSCOVICH + RE&GE CLIFFORD	Lease from Boscovich et al	NYE
NYE	THUNDER MTNISILVER ACE (SILVER ACE claim)	1	PIGCO	L BOSCOVICH + BOTTOM FAMILY TRUST	Lease from Bottom Family Trust	NYE
NYE	THUNDER MTN/TOUGH NUT (TOUGH NUT claims)	2	PIGCO	L BOSCOVICH + BOTTOM FAMILY TRUST	Lease from Bottom Family Trust	NYE
ESMERALDA	CASTLE ROCK (CP,JD,NBSS,NEW,DJ,JAZ&WE S claims)	125	SEABRIDGE	PLATORO (73) + KENNECOTT (20) + GREAT BASIN (32)	Agreement with Platoro	ESMERALDA

(c)	Schedule B to the APA is hereby deleted in its entirety and replaced with the following:

SCHEDULE B

CLAIMS

County	Project	# of Claims	Operator	Owner(s)	Notes:	County
Nevada:						Nevada:
CHURCHILL	WESTGATE (M claims)	98	SEABRIDGE	SEABRIDGE		CHURCHILL
ELKO	MAVERICK NORTH (RE claims)	28	PIGCO	PIGCO		ELKO
ELKO	MOUNT WILSON (DC claims)	31	PIGCO	PIGCO		ELKO
ESMERALDA	CLAYTON RIDGE (LA claims)	6	PIGCO	PIGCO		ESMERALDA
ESMERALDA	GILBERT SOUTH (CC claims)	102	PIGCO	PIGCO		ESMERALDA
ESMERALDA	MILLER'S SOUTH (AS claims)	21	PIGCO	PIGCO		ESMERALDA
HUMBOLDT	KING'S RIVER (AT claims)	44	PIGCO	PIGCO		HUMBOLDT
MINERAL	TETON (LP claims)	20	PIGCO	PIGCO		MINERAL
NYE	B.A.BRECCIA (BAB claims)	18	PIGCO	PIGCO		NYE
NYE	BAXTER SPRINGS (BAXTER & PZ claims)	40	PIGCO	PIGCO		NYE
NYE	BELLEHELLEN WEST (YH claims)	18	PIGCO	PIGCO		NYE
NYE	CLIFFORD (CM claims)	64	PIGCO	PIGCO		NYE
NYE	EDEN (EN claims)	21	PIGCO	PIGCO		NYE
NYE	ELLENDALE (YC and TF claims)	168	PIGCO	PIGCO		NYE
NYE	FOUR MILE BASIN (KM claims)	207	PIGCO	PIGCO		NYE
NYE	GEORGE'S CANYON (GC claims)	30	PIGCO	PIGCO		NYE
NYE	GOLDEN ARROW SOUTH (GS claims)	230	PIGCO	PIGCO		NYE

County	Project	# of Claims	Operator	Owner(s)	Notes:	County
Nevada:						Nevada:
NYE	LIBERTY SPRINGS (LB claims)	80	PIGCO	PIGCO		NYE
NYE	MERGER (BH claims)	46	PIGCO	PIGCO		NYE
NYE	MIDWAY ISLANDS	16	PIGCO	PIGCO		NYE
	(KN,MWAY,NY & RF claims)
NYE	MIDWAY NW (DB claims)	40	PIGCO	PLACER DOME		NYE
NYE	MIDWAY SW (DBS claims)	47	PIGCO	PLACER DOME		NYE
NYE	RAYS (SE claims)	62	PIGCO	PIGCO		NYE
NYE	STONEWALL (SW claims)	73	PIGCO	PIGCO		NYE
NYE	THUNDER MOUNTAIN (AW claims)	173	PIGCO	PIGCO		NYE
NYE	THUNDER MOUNTAIN (AW claims)	53	PIGCO	PIGCO		NYE
NYE	McCANN (MC claims)	24	PIGCO	PIGCO		NYE
NYE	HANNAPAH (DODGE & LORIE claims)	6	SEABRIDGE	SEABRIDGE	See note at Contract #6 on Schedule C

(d)	Schedule C to the APA is hereby deleted in its entirety and replaced with the following:

SCHEDULE C

CONTRACTS

1.
Mining Lease and Agreement – Rays Project among Donald K. Jennnings, Joe Leising and Pamela Leising and Pacific Intermountain Gold Corporation (“PIGCO”) dated January 3, 2003 relating to the lease of unpatented mining claims in Nye County Nevada.

2.
Mining Lease Agreement among Margraf Explosives, Inc., Mountain View Exploration, Inc., Donald M. and Inge M. Duncan Family Trust, 1994 and PIGCO dated April 28, 2003 relating to the lease of mining claims in Elko County, Nevada.

3.	Mining Lease and Agreement – Tough Nut Project between Bottom Family Trust and PIGCO dated October 10, 2002 relating to the lease of two unpatented mining claims in Nye County, Nevada.

4.
Mining Lease and Agreement – Silver Ace Project between Limon KL Boscovich and the Bottom Family Trust and PIGCO dated October 10, 2002 relating to the lease of one unpatented mining claim in Nye County, Nevada.

5.
Mining Lease and Agreement – Merger Project among Bozo Boscovich, William Roy Clifford and Gladys E. Clifford and PIGCO dated November 1, 2002 relating to the lease of three unpatented mining claims in Nye County Nevada.

6.
Mining Lease and Agreement – Hannapah Project between Bruce C. Dutcher and PIGCO dated November 7, 2002 relating to the lease of six unpatented and eight patented mining claims in Nye County, Nevada. [Note:  the six unpatented mining claims are registered in the name of Seabridge Gold Corporation and are also listed under Schedule B]

7.
Mining Lease and Agreement – McCann Project between Bottom Family Trust and PIGCO dated October 10, 2002 and amended Oct 10, 2003, relating to the lease of one unpatented mining claim in Nye County, Nevada.

8.	Mining Lease and Agreement between Platoro West, Inc., and Seabridge Resources Inc., dated August 15, 2000 relating to the lease of unpatented mining claims in Esmerelda County, Nevada.

9.
Mining Lease and Agreement – Aron Project, between Renegade Exploration Inc., and Elliot Crist and Seabridge Gold Corporation dated October 9, 2002 relating to the lease of unpatented mining claims in Churchill County, Nevada.

10.
Mining Lease and Agreement – Clifford Project among Bozo Boscovich, William Roy Clifford and Gladys E. Clifford and PIGCO dated November 1, 2002 relating to the lease of four unpatented mining claims in Nye County, Nevada.

11.	Letter Agreement between Placer Dome Exploration Inc. (“PDX”) and PIGCO, undated, relating to the DB and DBS groups of unpatented mining claims in Nye County, Nevada.

(e)	Schedule L to the APA is hereby deleted in its entirety and replaced with the following:

SCHEDULE L

ALLOCATION OF THE PURCHASE PRICE

	County	Project	# of Claims	Percentage of Purchase Price allocated
A	Churchill	Aron	20	1%
	Churchill	Westgate	98
B	Elko	Maverick North	28	1%
	Elko	Mount Wilson	31
	Elko	Mount Wilson	8
C	Esmeralda	Castle Rock	125	65%
	Esmeralda	Clayton Ridge	6	1%
	Esmeralda	Gilbert South	102
	Esmeralda	Miller’s South	21

	County	Project	# of Claims	Percentage of Purchase Price allocated
D				1%
	Humboldt	King’s River	44
	Mineral	Teton	20
E	NYE	B.A. Breccia	18	2%
	NYE	Baxter Springs	40
	NYE	Bellehellen West	18
	NYE	Clifford	64
	NYE	Eden	21
	NYE	Ellendale	168
F	NYE	Four Mile Basin	207	10%
G	NYE	George’s Canyon	30	0%
H	NYE	Golden Arrow South	230	5%
I	NYE	Hannapah	196	5%
	NYE	Hannapah	8
	NYE	Hannapah	6
J	NYE	Liberty Springs	80	1%
	NYE	Merger	46
K	NYE	Midway Islands	16	1%
	NYE	Midway NW	40
	NYE	Midway SW	47
L	NYE	Rays	62	1%
	NYE	Rays	25
M	NYE	Stonewall	73	5%
	NYE	Thunder Mountain	173
	NYE	Thunder Mountain	53
	NYE	Thunder Mtn/Silver Ace	1
	NYE	Thunder Mtn/Tough Nut	2
N	NYE	Clifford	4	1%
	NYE	McCann	1
	NYE	McCann	24
	NYE	Merger	3

3.           Limited Effect - This Amendment Agreement is supplemental to the APA and shall form one instrument with the APA.  Except as amended herein, the APA shall continue to be, and shall remain, in full force and effect in accordance with its terms as currently written.

4.           Counterparts and Facsimile Copies - This Amendment Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and such counterparts shall constitute one and the same instrument and notwithstanding the date of execution shall be deemed to bear a date as of the date of this Amendment Agreement.  A facsimile transcribed copy of this Amendment Agreement signed by a Party in counterpart or otherwise, shall be deemed to be and to constitute a properly executed, delivered and binding document of the party so signing, notwithstanding any variation in the dates of execution.

5.            Governing Law - This Amendment Agreement will be governed by and construed in accordance with the laws of British Columbia and of Canada applicable therein, which will be deemed to be the proper law hereof.

6.            Attornment - The courts of British Columbia will have exclusive jurisdiction to entertain and determine all disputes and claims, whether for specific performance, injunction, declaration or otherwise howsoever both at law and in equity, arising out of or in any way connected with the construction, breach, or alleged, threatened or anticipated breach of this Amendment Agreement, and will have jurisdiction to hear and determine all questions as to the validity, existence or enforceability thereof.

IN WITNESS WHEREOF the Parties have executed this Amendment Agreement as of the day and year first above written.

SEABRIDGE GOLD CORPORATION

Per:

/s/ Rudi Fronk
Rudi Fronk
Authorized Signatory

PACIFIC INTERMOUNTAIN GOLD CORPORATION

Per:

/s/ Rudi Fronk
Rudi Fronk
Authorized Signatory

SEABRIDGE GOLD INC.

Per:

/s/ Rudi Fronk
Rudi Fronk
Authorized Signatory

CONSTITUTION MINING CORP.

Per:

/s/ Michael Stocker
Michael Stocker
Authorized Signatory